UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2011

THE TALBOTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12552	41-1111318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Identification No.)

One Talbots Drive, Hingham, Massachusetts		02043
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (781) 749-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 — Other Events.

On December 20, 2011, The Talbots, Inc. (the “Company”) issued a press release announcing that its Board of Directors had sent a letter to Sycamore Partners responding to their unsolicited proposal received on December 6, 2011 to acquire all of the Company’s outstanding shares of common stock at a price of $3.00 per share. A copy of the Company’s press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference. A copy of the letter sent by the Board of Directors of the Company to Sycamore Partners on December 20, 2011 is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of The Talbots, Inc. dated December 20, 2011.

99.2	Letter from the Board of Directors of The Talbots, Inc. to Sycamore Partners dated December 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TALBOTS, INC.

Dated: December 20, 2011

	By:	/s/ Richard T. O’Connell, Jr.
	Name:	Richard T. O’Connell, Jr.
	Title:	Executive Vice President